UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                              FORM 8-K

                           CURRENT REPORT
                   Pursuant to Section 13 OR 15(d)
               of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) July 28, 2005
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                             SJW Corp.
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(Exact name of registrant as specified in its charter)

    California                    1-8966          77-0066628
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(State or other jurisdiction   (Commission      (IRS Employer
     of incorporation)         File Number)  Identification No.)

    374 W. Santa Clara Street, San Jose, California     95113
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(Address of principal executive offices)             (Zip Code)

                             (408) 279-7800
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         Registrant's telephone number, including area code

                             Not Applicable
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  (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule
14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule
13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 1.01 Entry into a Material Definitive Agreement.

On July 28, 2005, the Board of Directors of SJW Corp. increased the meeting fees paid to the Chairman of its Board committees other than its Audit committee to $2,000 for each meeting attended. In addition, directors of SJW Corp., San Jose Water Company and SJW Land Company will now receive meeting fees for all telephonic board and committee meetings attended. The fees for attendance at telephonic meetings are the same as the fees for in person meetings. SJW Corp.'s compensation policies for its non-employee directors are set forth in the Director Compensation Policies attached hereto as Exhibit 10.1, which Policies were approved by the Board of Directors of SJW Corp. on July 28, 2005, and reflect the changes described above.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(c)  On July 28, 2005, the Board of Directors of San Jose Water
Company ("SJWC"), SJW Corp.'s subsidiary, appointed Dr. R. Scott
Yoo, 54, as Chief Operating Officer of SJWC.

Dr. Yoo has been employed by SJWC since 1985. He has served as Senior Vice President - Administration of SJWC since April 2003. Prior to such appointment, he served as Vice President, Water Quality, of SJWC since 1996. The position of Senior Vice President - Administration was eliminated effective upon Dr. Yoo's appointment as the Chief Operating Officer of SJWC. Dr. Yoo also serves as President of Crystal Choice Water Service, LLC, a subsidiary of SJW Corp., a position he has held since January 2001. Dr. Yoo holds a Ph.D. in Ecology and a Masters Degree in Water Science from the University of California at Davis.

Dr. Yoo will receive an annual base salary equal to $270,000, and a 2005 performance-based bonus of up to $35,000. In addition, Dr. Yoo was granted a stock option to purchase 7,000 shares of common stock of SJW Corp. under its Long-Term Incentive Plan.

                             SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  SJW Corp.
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August 2, 2005                    /s/ Angela Yip
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                                  Angela Yip,
                                  Chief Financial Officer
                                  and Treasurer

                              EXHIBIT INDEX

Exhibit
Number           Description of Document
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10.1             Director Compensation Policies.